OPPENHEIMER U.S. GOVERNMENT TRUST
                Supplement dated January 9, 1998 to the
                   Prospectus dated December 19, 1997

The Prospectus is changed as follows:

1. The first sentence of the first paragraph under "Mortgage-Backed Securities" on page 13 is replaced with the following:

      o Mortgage-Backed Securities. The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality, or that are issued by private issuers. Private-issuer CMO's are not issued or guaranteed by the U.S. Government or its agencies and are therefore also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk because they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal.

2. The first sentence of the second paragraph under "Mortgage-Backed Securities" on page 13 is replaced with the following:

      The Fund may invest in "stripped" mortgage-backed securities or CMOs or other such securities issued by agencies or instrumentalities of the U.S. Government or by private issuers.





January 9, 1998                                               PS0220.010



                                   1